SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5. Other Events.

On April 23, 2003, Greater Bay Bancorp (the “Company”) issued a press release announcing its financial results for the first quarter of 2003.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated April 23, 2003 re financial results for first quarter of 2003

Item 9. Regulation FD Disclosure

The press release attached hereto as Exhibit 99.1, incorporated herein by reference, is being furnished in this Form 8-K under Item 9 in satisfaction of Item 12 – Disclosure of Results of Operations and Financial Condition in accordance with the Filing Guidelines issued by the Securities and Exchange Commission in Release 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP
(Registrant)

Dated: April 23, 2003	By:	/s/ LINDA M. IANNONE
Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated April 23, 2003 re financial results for first quarter 2003